May 1, 2023

The Templeton Investment Plus Variable Annuity

Issued by: Nassau Life Insurance Company

UPDATING SUMMARY PROSPECTUS

This Updating Summary Prospectus pertains to the Templeton Investment Plus Variable Annuity (the “Contract”).

The prospectus for the Contract contains more information about the Contract, including its features, benefits, and risks. You can find the current prospectus and other information about the Contract online at https://dfinview.com/Nassau-PHL/TAHD/NAS000009. You can also obtain this information at no cost by calling 1-800-541-0171 or by sending an email request to customer_contact_center@nfg.com.

Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

GLOSSARY

The following are defined terms used in this Updating Summary Prospectus:

Account: Nassau Life Variable Accumulation Account.

Account Value: The value of all assets held in the Account.

Accumulation Unit: A standard of measurement for each Subaccount used to determine the value of a Contract and the interest in the Subaccounts prior to the start of annuity payments.

Annuitant: The person whose life is used as the measuring life under the Contract.

Contract: The deferred variable accumulation annuity contract for which this summary prospectus provides updated information.

Contract Owner (Owner, you, your): Usually the person or entity to whom we issue the Contract.

Contract Value: Prior to the maturity date, the sum of all Accumulation Units held in the Subaccounts of the Account and the value held in the GIA.

Customer Service Office: The address that a policy owner should contact regarding all customer service matters, including premium payments, withdrawals, surrenders, transfers, exchanges, and fund/premium allocation requests. For payments, the address is P.O. Box 758572, Topeka, Kansas 66675-8572. For non-payment service matters, the address is P.O. Box 758573, Topeka, Kansas 66675-8573. For overnight payment delivery, the address is 5801 SW 6th Street, Mail Zone 572, Topeka, Kansas 66636. The telephone number is 1-800-541-0171. The hours of operation are 8:30am – 6:00pm EST and the fax number is 1-785-368-1386.

GIA: An investment option under which payment amounts are guaranteed to earn a fixed rate of interest.

Nassau Life (our, us, we, company, or Company): Nassau Life Insurance Company.

Subaccount: The portion of the Account that invests in shares of a single underlying mutual fund or shares of a single series of an underlying mutual fund.

UPDATED INFORMATION ABOUT YOUR CONTRACT

The following is a summary of certain Contract features that have changed since the Updating Summary Prospectus dated May 1, 2022. This does not reflect all of the changes that have occurred since you entered into your Contract.

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Change To Contact Information For Customer Service Office. A Contract Owner should contact the Customer Service Office regarding all customer service matters, including premium payments, withdrawals, surrenders, transfers, exchanges, and fund/premium allocation requests. For payments, the address is P.O. Box 758606, Topeka, Kansas 66675-8606. For non-payment service matters, the address is P.O. Box 758573, Topeka, Kansas 66675-8573. For overnight payment delivery, the address is 5801 SW 6th Street, Mail Zone 606, Topeka, Kansas 66675-8606. The telephone number is 1-800-541-0171. The hours of operation are 8:30am - 6:00pm EST and the fax number is 1-785-368-1386. That change affects each part of the prospectus that previously had referred to the “New York Customer Service Office” with respect to where Contract Owners should direct customer service matters.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT

FEES AND EXPENSES				LOCATION IN PROSPECTUS
Charges for Early Withdrawals

If you withdraw money from your contract, you may be assessed a surrender charge of up to 6%. A surrender charge applies until the purchase payment being withdrawn is six complete years old or older.

For example, if you withdraw a $100,000 purchase payment during the first year that the purchase payment was made, you could be assessed a charge of up to $6000 on the purchase payment being withdrawn.

Fee Table; Deductions and Charges
Transaction Charges	In addition to surrender charges, we reserve the right to impose an exchange fee of $10 with respect to any transfer of Contract Value you make in excess of two per Contract year. Currently, we are not imposing the exchange fee.			Fee Table
Ongoing Fees and Expenses (annual charges)	The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your contract specifications page for information about the specific fees you will pay each year based on the options you have elected.			Fee Table

	Annual Fee	Minimum	Maximum
	1. Base contract	1.42%(1)	1.42%(1)
	2. Investment Options (Underlying fund fees and expenses)	0.54%(2)	1.38%(2)
	3. Optional benefits available for an additional charge (for a single optional benefit, if elected)	Not Applicable	Not Applicable
(1) Each charge is calculated as a percentage of average Account Value.
(2) As a percentage of underlying fund assets. Underlying fund fees are as of 12/31/22. Underlying fund fees can vary from year to year.

FEES AND EXPENSES			LOCATION IN PROSPECTUS

Because your contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the contract, which could add surrender charges that substantially increase costs.

	Lowest Annual Cost:	Highest Annual Cost:
	$1,794	$2,471
	Assumes:	Assumes:

•   Investment of $100,000

•   5% annual appreciation

•   Least expensive combination of contract classes and underlying fund fees and expenses

•   No optional benefits

•   No sales charges

•   No additional purchase payments, transfers, or withdrawals

•   Investment of $100,000

•   5% annual appreciation

•   Most expensive combination of contract classes, optional benefits and underlying fund fees and expenses

•   No sales charges

•   No additional purchase payments, transfers, or withdrawals

RISKS			LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in this contract.		Principal Risks of Investing in the Contract
Not a Short-Term Investment

•   This contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.

•   A purchase payment being withdrawn is subject to a surrender charge until six complete years have passed since the purchase payment was made.

•   Surrender charges will reduce the value of your contract if you withdraw money during the surrender charge period.

•   The benefits of tax deferral also mean the Contract is more beneficial to investors with a long time horizon.

Principal Risks of Investing in the Contract Deductions and Charges Federal Income Taxes

RISKS		LOCATION IN PROSPECTUS
Risks Associated with Investment Options

•   An investment in the contract is subject to the risk of poor investment performance, and can vary depending on the performance of the investment options available under the contract (e.g., portfolio companies).

•   Each investment option (as well as the GIA) will have its own unique risks, and you should review these investment options before making an investment decision.

Principal Risks of Investing in the Contract; Appendix A: Investment Options Available Under The Contract; GIA
Insurance Company Risks	An investment in the contract is subject to the risks related to Nassau Life, including that any obligations (including under the GIA), guarantees, or benefits are subject to the claims-paying ability of Nassau Life. More information about Nassau Life, including its financial strength ratings, is available by calling 1-800-541-0171.	Principal Risks of Investing in the Contract; Nassau Life And The Separate Account

RESTRICTIONS		LOCATION IN PROSPECTUS
Investments	• Nassau Life reserves the right to remove or substitute variable investment options available under the contract. • We reserve the right to limit transfers if frequent or large transfers occur.	Nassau Life And The Separate Account; Market Timing And Other Disruptive Trading

TAXES		LOCATION IN PROSPECTUS
Tax Implications

•   You should consult with a tax professional to determine the tax implications of an investment in and payments received under the contract.

•   If you purchase the contract through a qualified retirement plan or individual retirement account (IRA), you do not receive any additional tax benefit.

•   Earnings on your contract are taxed at ordinary income tax rates when you withdraw them, and you may have to pay a penalty if you take a withdrawal before age 59 1⁄2.

Federal Income Taxes

CONFLICTS OF INTEREST		LOCATION IN PROSPECTUS
Investment Professional Compensation

We no longer make new sales of this contract.

To compensate those who have sold a contract in the past, we generally pay compensation as a percentage of purchase payments invested in the contract. Alternatively, we may pay lower compensation on purchase payments but pay periodic, asset-based compensation in all or some

Sales of Variable Accumulation Contracts

CONFLICTS OF INTEREST		LOCATION IN PROSPECTUS

years based on all or a portion of the contract value. To the extent permitted by FINRA rules, overrides and promotional incentives or cash and non-cash payments also may be provided to the broker-dealer through which a contract has been sold, based on sales volumes, the assumption of wholesaling functions, or other sales-related criteria. Additional payments may be made for other services not directly related to the sale of the contract, including the recruitment and training of personnel, production of promotional literature and similar services.

The existence of these compensation arrangements can create a conflict of interest that potentially could influence a registered representative to recommend this contract over another investment.

Exchanges	As a general matter, some investment professionals could have a financial incentive to offer you this contract in place of another contract you currently own. Similarly, some investment professionals may have a financial incentive to offer you a new contract in place of this one. You should only exchange a contract if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract. Currently, we do not offer this contract for new sales, and thus would not offer this contract in connection with such a replacement transaction.	Sales of Variable Accumulation Contracts

APPENDIX A – INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT

The following is a list of underlying funds available under the contract. More information about the underlying funds is available in the prospectuses for the funds, which may be amended from time to time and can be found online at https://dfinview.com/Nassau-PHL/TAHD/NAS000009. You can also request this information at no cost by calling 1-800-541-0171 or by sending an email request to customer_contact_center@nfg.com.

The current expenses and performance information below reflects fees and expenses of the funds, but does not reflect the other fees and expenses that your contract may charge. Expenses would be higher and performance would be lower if these charges were included. Each fund’s past performance is not necessarily an indication of future performance. Updated fund performance can be found at https://nfg.com/product-performance.html.

Type/Investment Objective	Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (12/31/22)
			1-Year	5-Year	10-Year
The Fund is a money market fund that seeks to maintain a stable net asset value (NAV) of $1.00 per Share. The Fund’s investment objective is to provide current income consistent with stability of principal and liquidity.	Federated Hermes Government Money Fund II (Service Shares) [1] Adviser: Federated Investment Management Company Sub-Adviser: N/A	0.48%	1.16%	0.85%	0.46%
Seeks long-term capital appreciation. Under normal market conditions, the fund invests at least 80% of its net assets in emerging markets investments.	Templeton Developing Markets VIP Fund (Class 1 shares) Adviser: Templeton Asset Management Ltd. Sub-Adviser: Franklin Templeton Investment Management Limited	1.05%	-21.70%	-1.40%	1.28%
Seeks long-term capital growth. Under normal market conditions, the fund invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets.	Templeton Foreign VIP Fund (Class 1 shares) [1] Adviser: Templeton Investment Counsel, LLC Sub-Adviser: N/A	0.78%	-7.39%	-1.73%	1.72%
Seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. Under normal market conditions, the fund invests at least 80% of its net assets in debt securities of any maturity.	Templeton Global Bond VIP Fund (Class 1 Shares) [1] Adviser: Franklin Advisers, Inc. Sub-Adviser: N/A	0.48%	-4.85%	-2.08%	-0.54%
Seeks long-term capital growth. Under normal market conditions, the fund invests primarily in equity securities of companies located anywhere in the world, including developing markets.	Templeton Growth VIP Fund (Class 1 shares) Adviser: Templeton Global Advisors Limited Sub-Adviser: N/A	0.90%	-11.32%	-0.50%	4.31%

[1]	The current expenses of this fund reflect a temporary fee waiver or expense reimbursement arrangement.

The Statutory Prospectus and Statement of Additional Information, each dated May 1, 2023, are incorporated by reference into this Updating Summary Prospectus. For a free copy of the Prospectus or Statement of Additional Information, or for general inquiries, contact our Customer Service Office. You may also go online at https://dfinview.com/Nassau-PHL/TAHD/NAS000009.

EDGAR Contract Identifier Number: C000070726